1 The Joint Corp. Announces $5 Million Stock Repurchase Program SCOTTSDALE, Ariz., June 5, 2025 – The Joint Corp. (NASDAQ: JYNT), the nation's largest provider of chiropractic care through The Joint Chiropractic® network, announced that its board of directors has authorized a stock repurchase program expected to begin in August 2025 under which the company may repurchase up to $5 million of its outstanding common stock. “The stock buyback reflects the board’s confidence in our long-term strategy, refranchising program and our projected cash flow generation,” said Sanjiv Razdan, chief executive officer, president and director of The Joint Corp. “We believe our franchise model and long-term valuation are not yet fully recognized in our current stock price. This stock repurchase program underscores our commitment to disciplined capital allocation and delivering value to our stockholders.” Repurchases may be made from time to time in open market transactions, privately negotiated transactions, or by other means, in accordance with applicable securities laws and subject to market conditions and other factors. The timing, number and amount of any repurchases will be determined by the company’s finance committee of the board of directors at its discretion. The stock repurchase program does not obligate the company to acquire any particular amount of common stock, has a termination date of June 3, 2027 and may be suspended or discontinued at any time. About The Joint Corp. (NASDAQ: JYNT) The Joint Corp. (NASDAQ: JYNT) revolutionized access to chiropractic care when it introduced its retail healthcare business model in 2010. Today, it is the nation’s largest operator, manager and franchisor of chiropractic clinics through The Joint Chiropractic network. The company is making quality care convenient and affordable, while eliminating the need for insurance, for millions of patients seeking pain relief and ongoing wellness. Headquartered in Scottsdale, with over 950 locations nationwide and more than 14 million patient visits annually, The Joint Chiropractic is a key leader in the chiropractic industry. The brand is consistently named to Franchise Times’ annual “Top 400” and “Fast & Serious” list of 40 smartest growing brands. Entrepreneur named The Joint “No. 1 in Chiropractic Services,” and is regularly ranked on the publication’s “Franchise 500,” the “Fastest- Growing Franchises,” the “Best of the Best” lists, as well as its “Top Franchise for Veterans” and “Top Brands for Multi-Unit Owners.” SUCCESS named the company as one of the “Top 50 Franchises” in 2024. The Joint Chiropractic is an innovative force, where healthcare meets retail. For more information, visit www.thejoint.com. To learn about franchise opportunities, visit www.thejointfranchise.com. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Washington, 99.2

2 and West Virginia, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. Forward-Looking Statements This press release contains statements about future events and expectations that constitute forward- looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements made in this press release include, among others, our belief that the stock buyback reflects the board’s confidence in our long-term strategy, refranchising program and our projected cash flow generation; and our belief that our franchise model and long-term valuation are not yet fully recognized in our current stock price, and that the stock repurchase program underscores our commitment to disciplined capital allocation and delivering value to our stockholders. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage and an increase in operating expenses due to measures we may need to take to address such shortage; inflation, which has increased our costs and which could otherwise negatively impact our business; our failure to profitably operate company-owned or managed clinics; our failure to refranchise as planned; short-selling strategies and negative opinions posted on the internet, which could drive down the market price of our common stock and result in class action lawsuits; our failure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidence; and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 14, 2025 and subsequently filed current and quarterly reports. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Media Contact: Margie Wojciechowski, The Joint Corp., margie.wojciechowski@thejoint.com Investor Contact: Kirsten Chapman, Alliance Advisors IR, 415-433-3777, thejointinvestor@allianceadvisors.com